0© 2023 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Fiscal Fourth Quarter and Full-Year 2023 EXHIBIT 99.2

1© 2023 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2023 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2023 (the “2023 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2023 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2023 | Use of Non-GAAP financial measures, KPIs and Foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. All Recurring revenue dollar amounts shown in this presentation are GAAP, and Recurring revenue growth percentages are shown as constant currency (Non-GAAP). Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the Company’s 2023 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed its reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Note on Rounding Amounts presented in this presentation may not sum due to rounding. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2023 | Key messages Broadridge reported strong fourth quarter results, including 8% Recurring revenue growth constant currency and 21% Adjusted EPS growth These results powered a strong Fiscal Year 2023, with 9% Recurring revenue growth constant currency, 9% Adjusted EPS growth, and 90% free cash flow conversion. As a result, Broadridge delivered at or above the high end of its three-year growth objectives Performance was driven by continued execution, key trends including the ongoing digitization of financial services and increased investor participation, and our growth investments Fiscal 2024 guidance calls for 8-12% Adjusted EPS growth powered by 6-9% organic Recurring revenue growth with strengthening free cash flow Raising annual dividend by 10% to $3.20 per share, in line with balanced capital allocation per share with flexibility to resume share repurchases 1 2 3 4 5

4© 2023 | INVESTOR DAY FY20-FY23 GROWTH OBJECTIVES FY20-FY23 PERFORMANCE Organic Recurring revenue growth 5 – 7% 8% Recurring revenue growth 7 – 9% 11% Adjusted Operating income margin – Non-GAAP 50+ bps/yr 77 bps Adjusted earnings per share growth – Non-GAAP 8 – 12% 12% Broadridge delivered at or above the higher end of its 3-year objectives 1. FY’20 investor day recurring revenue growth objectives in constant currency reflecting BR’s approach to FX reporting as of December 10, 2020 1

5© 2023 | We are extending our Governance franchise… FY'19 FY'20 FY'21 FY'22 FY'23 $2.5B 9% 9% HIGHLIGHTS 1 2 3 Y-O-Y GROWTH FY’23 RECURRING REVENUE Avg. Annual Growth $2.5B Revenue growth paced by strong demand for digital solutions and new clients Equity and fund/ETF position growth normalized at 9% and 8%, respectively after two strong years Focus on innovation continues with new digital products, voting choice implementations, and tailored shareholder reports

6© 2023 | …growing our Capital Markets franchise… FY'19 FY'20 FY'21 FY'22 FY'23 $965M HIGHLIGHTS 1 2 3 11% 14% FY’23 RECURRING REVENUE Y-O-Y GROWTH Avg. Annual Growth $965M Continued strong growth from BTCS highlights demands for trading innovation and simplification Extending global post-trade implementations across multiple large clients Driving innovation to enhance trading capabilities, streamline data management, and deliver cutting edge technologies

7© 2023 | $560M FY'19 FY'20 FY'21 FY'22 FY'23 …and building our Wealth & Investment Management franchise $560M HIGHLIGHTS 1 2 FY’23 RECURRING REVENUE 4% 10% Y-O-Y Growth Avg Annual Growth Growth driven by strong demand for advisor tools, including digital marketing capabilities, and other component solutions Finalized rollout of wealth management platform suite with UBS with revenue recognition beginning in Q1’24 Developed targeting plan to deliver on growing pipeline and extend platform capabilities to additional clients 3

8© 2023 | Broadridge continues to build on its track-record of long- term, sustainable growth Broadridge recorded another strong year in Fiscal 2023, delivering strong financial results and achieving key financial and operational milestones Our growth continues to be propelled by long-term trends, including digitization, technology innovation, and regulation Fiscal 2024 guidance calls another strong year in fiscal 2024, with recurring revenue and Adjusted EPS growth coupled with greater capital flexibility driving increased returns. Broadridge is better-positioned to drive long-term growth across Governance, Capital Markets and Wealth & Investment Management 1 2 3 4

9© 2023 | Summary financial performance Q4’23 Inc./(Dec.) FY’23 Inc./(Dec.) Recurring revenues $1,259 7% $3,987 7% Total revenues 1,839 7% 6,061 6% Operating income 454 33% 936 23% Adjusted Operating income (Non-GAAP) 531 22% 1,199 12% Adjusted Operating income margin (Non-GAAP) 28.9% 360bps 19.8% 110bps Diluted earnings per share $2.72 30% $5.30 16% Adjusted Earnings per share (Non-GAAP) $3.21 21% $7.01 9% Closed sales $90 (19%) $246 (12%) $ in millions, except per share data Note: Information about our use of Non-GAAP measures may be found on slides 28-36 Constant currency growth (Non-GAAP) 8% 9%

10© 2023 | FY'20 FY'21 FY'22 FY'23 Q4'22 Q4'23 $1,259 16% 10% $ in millions; growth in constant currency 10% +8% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 28-36 9% FISCAL YEAR RECURRING REVENUE GROWTH Q4 RECURRING REVENUE Recurring revenue increased 8% in fourth quarter 2023

11© 2023 | $166 $134 $113 $444 Q4'22 Q4'23 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 7% 7% 12% 5% ICS Q4 RECURRING REVENUES ICS FISCAL YEAR RECURRING REVENUES $858 +7% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 28-36 +9% $ in millions; growth in constant currency $673 $243 $404 $1,141 FY'22 FY'23 13% 10% 12% 7% $2,461 ICS fourth quarter and fiscal year 2023 Recurring revenues

12© 2023 | $560 $965 FY'22 FY'23 GTO Q4 RECURRING REVENUES GTO FISCAL YEAR RECURRING REVENUES $1,525 11% 4% +9% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 28-36 +8% $ in millions; growth in constant currency $143 $257 Q4'22 Q4'23 Capital Markets Wealth & Investment Management $401 12% 4% GTO fourth quarter and fiscal year 2023 Recurring revenues

13© 2023 | 8% 6% 5% 1% 3% 17% 9% 9% 10% 6% 10% 11% 6% 6% 8% Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 INTERNAL TRADE GROWTH ITG EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade growth 1. Q4’22 equity position growth represented 55% of total fiscal year 2022 positions. Q1’22: 7% | Q2’22: 9% | Q3’22: 29% 2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. 3 FY’22 FY’23 9% 8% 18% 14% 4%1% 11% 10Y Avg. 8% 6%

14© 2023 | $1,177 Q4'22 Recurring revenue Closed Sales Client Losses Internal Growth Acquisitions Q4'23 Recurring revenue constant currency FX Q4'23 Recurring revenue Fourth quarter 2023 Recurring revenue growth drivers RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 8% ICS $805M 5 pts (1) pt 3 pts 0 pts 7% 0 pts $858M GTO $372M 7 pts (3) pts 5 pts 0 pts 9% (1) pt $401M 5 pts (1) pt 4 pts 0 pts 7% (1) pt 8% Organic Growth: 7 pts $1,259 $ in millions. Pts contribution to growth Organic Growth: 9 pts Organic Growth: 8 pts

15© 2023 | $70 $63 $38 $59 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 $1,723 Q4'22 Total Revenue Recurring Event-Driven Distribution FX Q4'23 Total Revenue Fourth quarter 2023 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUE 5 pts (1) pt 3 pts 7% FOURTH QUARTER 2023 TOTAL REVENUE GROWTH DRIVERS $59M FY’17-FY’23 QUARTERLY AVERAGE $ in millions. Pts contribution to growth 0 pts $1,839 $52

16© 2023 | 17.5% 18.1% 18.7% 19.8% FY'20 FY'21 FY'22 FY'23 13.8% 13.6% 13.3% 24.7%19.8% 25.3% Q4'22 Q4'23 +40 bps +60 bps +60 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) Operating income margin and Adjusted Operating income margin OPERATING INCOME MARGIN 15.4% 28.9% +110 bps

17© 2023 | Closed sales $ in millions CLOSED SALES RECURRING REVENUE BACKLOG 12% 10% % OF RECURRING REVENUE $224 $231 $280 $246 FY'20 FY'21 FY'22 FY'23 $430 $400 FY'22 FY'23

18© 2023 | Client platform spend and Free cash flow conversion 1. Net investments on new client conversions, including development of platform capabilities 2. Last twelve months (LTM) Free cash flow conversion equals Free cash flow for the most recent four quarters divided by Adjusted Net earnings for the same four quarters 3. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 28-36 FREE CASH FLOW CONVERSION (LTM)NET CLIENT PLATFORM SPEND1 $ in millions $97 $163 $78 $74 $54 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 48% 41% 51% 63% Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 2,3 90%

19© 2023 | TOTAL CAPITAL RETURNS $2.16 $2.30 $2.56 $2.90 $3.20 11% 6% 11% 13% 10% DIVIDENDS PER SHARE Debt Paydown M&A Client Platform Investments CapEx and Software Capital allocation 2 1. Net investments on new client conversions, including development of platform capabilities 2. Includes Software purchases and capitalized internal use software 3. Includes acquisitions and minority investments SELECT USES OF CASH FY’23 1 $369 FY'20 FY'21 FY'22 FY'23 FY'24 (E) $75 $0 $ in millions, except per share data 3 6 $253$248 $269 $578 4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds. FY’23 annual dividend amount subject to Board declaration YOY GROWTH 4 $312 $385

20© 2023 | Fiscal Year 2024 Guidance FY’24 Guidance Recurring revenue growth constant currency - Non-GAAP 6 - 9% Adjusted Operating income margin - Non-GAAP ~20% Adjusted Earnings per share growth - Non-GAAP 8 - 12% Closed sales $280M - $320M

21© 2023 | Save the date – Broadridge’s Investor Day Broadridge will host its Investor Day on December 7, 2023 in New York City Additional details to come

22© 2023 | Appendix

Supplemental Reporting Detail – Product Line Reporting

(Unaudited)

Dollars in millions	2021 FY	2022 Q1	2022 Q2	2022 Q3	2022 Q4	2022 FY	2023 Q1	2023 Q2	2023 Q3	2023 Q4	2023 FY	YoY % Growth
Investor Communication Solutions ("ICS")												
Regulatory Solutions	$938	$165	$166	$ 321	$ 423	$1,075	$171	$181	$346	$ 444	$1,141	6%
Data-Driven Fund Solutions	342	83	89	90	102	364	93	96	102	113	404	11%
Corporate Issuer Solutions	189	21	24	46	125	216	24	27	58	134	243	12%
Customer Communications Solutions	568	141	148	171	155	615	156	163	188	166	673	9%
Total ICS recurring revenues	**2,037**	**410**	**427**	**629**	**805**	**2,270**	**443**	**467**	**693**	**858**	**2,461**	8%
Equity and other	123	28	25	25	38	115	30	25	29	33	117	1%
Mutual Funds	112	49	40	34	32	154	33	12	23	26	94	(39)%
Total Event-driven revenues	**235**	**76**	**65**	**59**	**70**	**269**	**63**	**38**	**52**	**59**	**211**	(22)%
Distribution	1,548	367	401	472	476	1,717	415	415	512	522	1,863	9%
Total ICS Revenues	**$3,820**	**$853**	**$893**	**$1,159**	**$1,351**	**$4,257**	**$921**	**$919**	**$1,257**	**$ 1,438**	**$4,536**	7%
Global Technology and Operations ("GTO")												
Capital Markets Solutions	$656	$209	$221	$ 241	$ 232	$903	$227	$235	$246	$ 257	$965	7%
Wealth and investment Management Solutions	517	131	146	133	140	550	136	138	143	143	560	2%
Total GTO recurring revenues	**1,173**	**339**	**367**	**374**	**372**	**1,452**	**363**	**373**	**388**	**401**	**1,525**	5%
Total Revenues	**$4,994**	**$1,193**	**$1,260**	**$1,534**	**$1,723**	**$5,709**	**$1,283**	**$1,293**	**$1,646**	**$ 1,839**	**$6,061**	6%
Revenues by type												
Recurring revenues	$3,210	$750	$793	$1,003	$1,177	$3,723	$806	$840	$1,082	$ 1,259	$3,987	7%
Event-driven revenues	235	76	65	59	70	269	63	38	52	59	211	(22)%
Distribution revenues	1,548	367	401	472	476	1,717	415	415	512	522	1,863	9%
Total Revenues	**$4,994**	**$1,193**	**$1,260**	**$1,534**	**$1,723**	**$5,709**	**$1,283**	**$1,293**	**$1,646**	**$ 1,839**	**$6,061**	6%

Broadridge | Ready for Next
Confidential and Proprietary | © 2023 23

24© 2023 | $3,723 FY'22 Recurring revenue Closed Sales Client Losses Internal Growth Acquisitions FY'23 Recurring revenue constant currency FX FY'23 Recurring revenue Fiscal year 2023 Recurring revenue growth drivers RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 9% ICS $2,270M 6 pts (1) pt 5 pts 0 pts 9% (0) pts $2,461M GTO $1,452M 6 pts (2) pts 4 pts 0 pts 8% (3) pts $1,525M 6 pts (2) pts 4 pts 0 pts 7% Organic Growth: 9 pts (1) pt 9% Organic Growth: 9 pts Organic Growth: 8 pts $3,987 $ in millions. Pts contribution to growth

25© 2023 | Fiscal year 2023 Total revenue drivers FY'22 Total Revenue Recurring Event-Driven Distribution FX FY'23 Total Revenue FISCAL YEAR 2023 REVENUE DRIVERS 6 pts (1) pt 3 pts (1) pt 6% $ in millions Pts contribution to growth $6,061$5,709

26© 2023 | $219 $284 $244 $176 $235 $269 $211 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 $234M FY’17-FY’23 AVERAGE FISCAL YEAR 2023 EVENT-DRIVEN REVENUE Fiscal year 2023 Event-driven revenue $ in millions

27© 2023 | Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

28© 2023 | Confidential and Proprietary | Non-GAAP Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gains, (vi) Russia-Related Exit Costs, (vii) Software Charge, (viii) Loss (Gain) on Acquisition-Related Financial Instrument, and (ix) Restructuring Charges. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Investment Gains represent non-operating, non-cash gains on privately held investments. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Loss (Gain) on Acquisition-Related Financial Instrument represents a non-operating loss (gain) on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. Restructuring Charges represent severance costs associated with the Company’s initiative to streamline our management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas.

29© 2023 | Confidential and Proprietary | We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, Russia- Related Exit Costs, the Software Charge, Loss (Gain) on Acquisition-Related Financial Instrument, and Restructuring Charges from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring Revenue Growth Constant Currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Non-GAAP Measures

30© 2023 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Three Months Ended June 30, 2023 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 5% 11% 7% 7% 7% Impact of foreign currency exchange —% —% —% —% —% Recurring revenue growth constant currency (Non-GAAP) 5% 12% 7% 7% 7% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 11% 2% 8% Impact of foreign currency exchange 1% 2% 1% Recurring revenue growth constant currency (Non-GAAP) 12% 4% 9% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 1% Recurring revenue growth constant currency (Non-GAAP) 8%

31© 2023 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Fiscal Year Ended June 30, 2023 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 6% 11% 12% 9% 8% Impact of foreign currency exchange —% 1% —% —% —% Recurring revenue growth constant currency (Non-GAAP) 7% 12% 13% 10% 9% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 7% 2% 5% Impact of foreign currency exchange 4% 2% 3% Recurring revenue growth constant currency (Non-GAAP) 11% 4% 8% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 1% Recurring revenue growth constant currency (Non-GAAP) 9%

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	3 Months Ended June 30 2023	3 Months Ended June 30 2022	Fiscal Year Ended June 30 2023	Fiscal Year Ended June 30 2022	Fiscal Year Ended June 30 2021
Operating income (GAAP)	$454.2	$341.7	$936.4	$759.9	$678.7
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	51.6	58.2	214.4	250.2	153.7
Acquisition and Integration Costs	4.8	10.6	15.8	24.5	18.1
Restructuring Charges	20.4	—	20.4	—	—
Real Estate Realignment and Covid-19 Related Expenses (a)	—	23.7	—	30.5	45.3
Russia-Related Exit Costs (c)	0.1	1.4	12.1	1.4	—
Software Charge	—	—	—	—	6.0
Adjusted Operating income (Non-GAAP)	**$531.2**	**$435.6**	**$1,199.1**	**$1,066.4**	**$901.8**
Operating income margin (GAAP)	24.7%	19.8%	15.4%	13.3%	13.6%
Adjusted Operating income margin (Non-GAAP)	28.9%	25.3%	19.8%	18.7%	18.1%

Dollars in millions	3 Months Ended June 30 2023	3 Months Ended June 30 2022	Fiscal Year Ended June 30 2023	Fiscal Year Ended June 30 2022	Fiscal Year Ended June 30 2021
Net earnings (GAAP)	$324.1	$248.1	$630.6	$539.1	$547.5
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	51.6	58.2	214.4	250.2	153.7
Acquisition and Integration Costs	4.8	10.6	15.8	24.5	18.1
Restructuring Charges	20.4	—	20.4	—	—
Real Estate Realignment and Covid-19 Related Expenses (a)	—	23.7	—	30.5	45.3
Russia-Related Exit Costs (c)	0.1	1.4	10.9	1.4	—
Software Charge	—	—	—	—	6.0
Investment Gains	—	(6.7)	—	(14.2)	(8.7)
Gain on Acquisition-Related Financial Instrument	—	—	—	—	(62.1)
Subtotal of adjustments	77.0	87.2	261.6	292.3	152.2
Tax impact of adjustments (d)	(19.1)	(21.6)	(57.5)	(65.7)	(33.2)
Adjusted Net earnings (Non-GAAP)	**$381.9**	**$313.7**	**$834.6**	**$765.7**	**$666.5**

Refer to Notes (a) - (d) on the next slide.

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Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)	3 Months Ended June 30		Fiscal Year Ended June 30		
Dollars in millions, except per share amounts	2023	2022	2023	2022	2021
Diluted Earnings per share (GAAP)	$2.72	$2.09	$5.30	$4.55	$4.65
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	0.43	0.49	1.80	2.11	1.30
Acquisition and Integration Costs	0.04	0.09	0.13	0.21	0.15
Restructuring Charges	0.17	—	0.17	—	—
Real Estate Realignment and Covid-19 Related Expenses (b)	—	0.20	—	0.26	0.38
Russia-Related Exit Costs	—	0.01	0.09	0.01	—
Software Charge	—	—	—	—	0.05
Investment Gains	—	(0.06)	—	(0.12)	(0.07)
Gain on Acquisition-Related Financial Instrument	—	—	—	—	(0.53)
Subtotal of adjustments	0.65	0.74	2.20	2.47	1.29
Tax impact of adjustments (d)	(0.16)	(0.18)	(0.48)	(0.55)	(0.28)
Adjusted Earnings per share (Non-GAAP)	**$3.21**	**$2.65**	**$7.01**	**$6.46**	**$5.66**

	Fiscal Year Ended June 30	
Dollars in millions	2023	2022
Net cash flows provided by operating activities (GAAP)	$823.3	$443.5
Capital expenditures and Software purchases and capitalized internal use software	(75.2)	(73.1)
Free cash flow (Non-GAAP)	**$748.2**	**$370.4**

(a) Real Estate Realignment Expenses were $22.6 million for the three months ended June 30, 2022, and $0.0 million, $23.0 million, and $29.6 million, for the fiscal years ended June 30, 2023, 2022, and 2021, respectively. Covid-19 Related Expenses were $1.1 million for the three months ended June 30, 2022, and $0.0 million, $7.5 million, and $15.7 million for the fiscal years ended June 30, 2023, 2022, and 2021 respectively.

(b) Real Estate Realignment Expenses impacted Adjusted Earnings per share by $0.19 for the three months ended June 30, 2022, and $0.00, $0.19, and $0.25 for the fiscal years ended June 30, 2023, 2022, and 2021, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.01 for the three months ended June 30, 2022, and $0.00, $0.06, and $0.13 for the fiscal years ended June 30, 2023, 2022, and 2021, respectively.

(c) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $2.9 million and $4.5 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2023 and 2022, respectively, and $10.4 million, $18.1 million, and $16.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2023, 2022, and 2021, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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33

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	FY 2022 Q1	FY 2022 Q2	FY 2022 Q3	FY 2022 Q4	FY 2023 Q1	FY 2023 Q2	FY 2023 Q3	FY 2023 Q4
Net cash flows (used in) provided by operating activities (GAAP)	$ (135.4)	$ 40.8	$ 80.7	$ 457.4	$ (204.5)	$ 123.1	$ 175.6	$ 729.2
Capital expenditures and Software purchases and capitalized internal use software	(15.9)	(13.3)	(25.2)	(18.7)	(13.6)	(19.5)	(13.7)	(28.4)
Free cash flow (Non-GAAP)	**$ (151.4)**	**$ 27.6**	**$ 55.5**	**$ 438.7**	**$ (218.1)**	**$ 103.5**	**$ 161.9**	**$ 700.9**

Dollars in millions	FY 2022 Q1	FY 2022 Q2	FY 2022 Q3	FY 2022 Q4	FY 2023 Q1	FY 2023 Q2	FY 2023 Q3	FY 2023 Q4
Net earnings (GAAP)	$67.2	$47.2	$176.6	$248.1	$50.4	$57.5	$198.5	$324.1
Adjustments:								
Amortization of Acquired Intangibles and Purchased Intellectual Property	68.7	62.5	60.8	58.2	55.9	53.7	53.3	51.6
Acquisition and Integration Costs	2.9	7.8	3.1	10.6	4.1	3.7	3.3	4.8
Restructuring Charges	—	—	—	—	—	—	—	20.4
Real Estate Realignment and Covid-19 Related Expenses	1.8	1.7	3.3	23.7	—	—	—	—
Russia-Related Exit Costs	—	—	—	1.4	2.6	6.8	1.5	0.1
Investment Gains	—	(7.5)	—	(6.7)	—	—	—	—
Loss (Gain) on Acquisition-Related Financial Instrument	—	—	—	—	—	—	—	—
Subtotal of adjustments	73.4	64.4	67.2	87.2	62.5	64.1	58.0	77.0
Tax impact of adjustments	(14.4)	(14.3)	(15.4)	(21.6)	(13.2)	(13.2)	(12.0)	(19.1)
Adjusted Net earnings (Non-GAAP)	**$126.3**	**$97.3**	**$228.4**	**$313.7**	**$99.7**	**$108.4**	**$244.5**	**$381.9**

Dollars in millions	FY 2022 Q4	FY 2023 Q1	FY 2023 Q2	FY 2023 Q3	FY 2023 Q4
LTM Free cash flow (a)	$370.4	$303.7	$379.7	$486.1	$748.2
LTM Adjusted Net earnings (Non-GAAP) (b)	$765.7	$739.1	$750.3	$766.4	$834.6
LTM Free cash flow conversion (Non-GAAP) (c)	**48 %**	**41 %**	**51 %**	**63 %**	**90 %**

(a) Last twelve months (LTM) sums the last four quarters of free cash flow for the given period

(b) Last twelve months (LTM) sums the last four quarters of adjusted net earnings for the given period

(c) Free cash flow conversion is calculated as free cash flow divided by adjusted net earnings for the given period

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Confidential and Proprietary | © 2023 34

35© 2023 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2024 Guidance Fiscal Year, 2024 FY24 Recurring revenue growth Impact of foreign currency exchange (a) 0.5% Recurring revenue growth constant currency – Non-GAAP 6-9% FY24 Adjusted Operating income margin (b) Operating income margin % – GAAP ~16% Adjusted Operating income margin % – Non-GAAP ~20% FY24 Adjusted earnings per share growth rate (c) Diluted Earnings per share – GAAP 15-20% growth Adjusted Earnings per share – Non-GAAP 8-12% growth (Unaudited) (a) Based on forward rates as of July 2023 (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the projected $225 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the projected $1.50 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs, and is calculated using diluted shares outstanding.

36© 2023 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Fiscal Year Ended June 30, Dollars in millions 2023 Net Earnings $630.6 Provision for income taxes 164.3 Interest expense, net 135.5 Other non-operating expenses 6.0 Operating income 936.4 Adjustments Depreciation and Amortization 84.4 Amortization of acquired intangibles and purchases intellectual property 214.4 Amortization of other assets 126.2 Acquisition and integration costs 15.8 Restructuring charges 20.4 Russia-related exit costs 12.1 EBITDA (Non-GAAP) 1,409.7 Operating lease costs 41.0 EBITDAR (Non-GAAP) 1,450.8 Current and Long-term debt 3,413.3 Adjustments Present Value of Operating Lease Liabilities 239.4 SERP / SORP Liability 58.6 Adjusted Debt 3,711.3 Current and Long-term Debt to EBITDA 2.4x Adjusted Debt to EBITDAR 2.6x

37© 2023 | Contacts W. Edings Thibault Greg Faje Sean Silva broadridgeir@broadridge.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through August 15, 2023 Domestic Dial-In: 1-877-344-7529 Access Code: 8237106 International Toll Dial-In: 1-412-317-0088 Passcode: 8237106 Click here for dial-ins by country Broadridge Fourth Quarter and Fiscal Year 2023 Earnings Conference Call Live Call Information Date: August 8, 2023 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com